Exhibit 10.2

                                OPTION AGREEMENT
                                ----------------

THIS OPTION AGREEMENT (the "Agreement") is entered into as of October 31, 2010, by and between Current Energy Partners Corporation, a Delaware corporation ("Grantor" or "CEP"), and High Plains Gas, LLC, a Wyoming limited liability company ("Grantee" or "HPG").

                                    RECITALS

A. CEP and HPG entered into that certain Convertible Note Purchase Agreement dated as of September 3, 2010, (the "Original Note Purchase Agreement") and the Amended and Restated Operations and Convertible Note Purchase Agreement dated as of September 30, 2010, (the Amended Agreement), whereby CEP issued a Convertible Promissory Note convertible into a 51% membership interest of CEP - M Purchase, LLC ("M Purchase"), an entity currently 100% owned and controlled by CEP. Grantee and M Purchase have entered into the certain Purchase and Sale Agreement with Pennaco Energy, Inc. (a wholly owned subsidiary of Marathon Oil) dated effective as of July 1, 2010, pursuant to which M Purchase will acquire certain producing, non-producing oil, gas and mineral leasehold and other interests commonly referred to as the "Marathon Assets" located in Campbell, Sheridan and Johnson Counties, Wyoming (the "Marathon Assets").

B. On or before December 31, 2010, and assuming that closing on the Marathon Assets by M Purchase has been fully completed, HPG intends to convert the Convertible Note into the 51% membership interest in M Purchase.

C. By and through this Agreement, Grantor agrees to sell to Grantee an option to purchase the remaining 49% membership interest in M Purchase entity at a price and methodology agreed upon in this Agreement.

D. Effective October 25, 2010, HPG completed a reorganization transaction with Northern Exploration, a publicly traded entity, pursuant to which HPG became a wholly owned subsidiary of High Plains Gas, Inc. ("HPGI"), a publicly trading company under the symbol "NXPN.OB" quoted for trading on the over the counter bulletin board.

NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE 1

                                Grant of Option
                                ---------------

     (a) Grantor hereby grants to Grantee, for $100, the covenants and promises contained herein, and other good and valuable consideration, the option (the "Option") to purchase Grantor's Interest in M Purchase for the amount of
(i) $1,500,000 and (ii) 11,250,000 newly issued restricted shares of common stock of HPGI (22,500,000 newly issued shares if the exercise is subsequent to the proposed stock dividend referenced below) (the "Shares"), subject to the terms and conditions set forth in this Agreement. Upon exercise of the Option, Grantor shall execute and enter into a Member Interest Purchase Agreement in the form as attached as Exhibit A hereto.

(b) In connection with the issuance of the Shares and the exercise of the option set forth herein, Grantor agrees to execute and deliver to HPGI that certain Lockup Agreement in the form set forth as Exhibit B hereto.

(c) Grantor acknowledges and agrees that the Board of Directors of HPGI has approved a stock dividend of 1 share for every existing share of record of HPGI as of November 5, 2010. The Shares issuable as consideration for the exercise of the option reflected herein shall be entitled to the stock dividend.

(d) If at any time or from time to time HPGI shall propose to file on its behalf or on behalf of any of its security holders a registration statement under the Securities Act on Form S-1, S-2 or S-3 (or on any other form for the general registration of securities), HPGI shall include in such registration (and any related qualification under blue sky or other state securities laws or other compliance) all the Shares. Such registration shall be at the full cost and expense of HPGI. Notwithstanding the foregoing, if the underwriter, broker-dealer or other financing source on whose behalf any such registration statement is being filed requests that the Shares not be so included, then they shall not be included in such Registration Statement.

                                   ARTICLE 2
                                 Term of Option
     The Option shall be exercisable by Grantee commencing on November 6, 2010 and expiring at 12:01 a.m., Mountain Standard Time, on January 31, 2011.

                                   ARTICLE 3
                          Manner of Exercising Option

Grantee may exercise the Option by delivering to Grantor a written notice (the "Option Notice") on or before the expiration of the Option term. Within ten
(10) business days after Grantee's delivery of the Option Notice, Grantee and Grantor shall together enter into a member interest purchase agreement, covering Grantor's Interest, which member interest purchase agreement shall be in substantially the same form as Exhibit A attached hereto ("Member Interest Purchase Agreement") allowing for limited changes in facts or circumstances occurring after the date of this Agreement.


                                   ARTICLE 4
                              Assignment of Option
     Grantee shall have the right to assign this Agreement and all of Grantee's rights hereunder subject to Grantor's written consent, which consent shall not be unreasonably withheld or delayed.


                                   ARTICLE 5

                           Representations of Grantor
                           --------------------------
     Grantor hereby represents and warrants to Grantee as follows:

(a) Grantor has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by Grantor to enter into this Agreement and to carry out the transactions contemplated hereby and thereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of Grantor enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by Grantor in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority.

(b) Grantor is an "accredited investor" in accordance with Rule 504 of Regulation D of the Securities Exchange Act of 1934, as amended.

(c) Grantor understands and agrees that the Shares are not registered with the US Securities and Exchange Commission and consequently cannot be transferred or assigned, and that there is and will be a limited public market therefore, and, accordingly, that it may not be possible for Grantor readily, if at all, to liquidate this investment in the Shares in case of an emergency or otherwise and that the stock certificate(s) issued to Grantor in addition to any other legends
that may be imposed thereon, will contain the following legend:   "THE
SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES

AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY OTHER APPLICABLE STATE SECURITIES ACT. THE SECURITIES MAY NOT BE PLEDGED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS COVERING THE SECURITIES OR AN OPINION OF QUALIFIED COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

(d) Grantor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in HPGI and of protecting its interests in connection with this transaction. It recognizes that its investment in HPGI involves a high degree of risk.

(e) Grantor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Grantor is relying solely on such counsel and advisors and not on any statements or representations of Grantor and/or HPGI or any of their representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(f) The Shares are being acquired by Grantor for its own account, and for investment purposes. Grantor agrees not to assign or in any way transfer Grantor's rights to the Shares or any interest therein and acknowledges that HPGI will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the Shares. Grantor agrees not to sell, hypothecate or otherwise transfer Grantor's Shares unless the Shares are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to HPGI, an exemption from such laws is available.

(g) Grantor and its advisors (and its counsel), if any, have been furnished or have had access to all documents filed with the SEC by HPGI and any and all other materials relating to the business, finances and operations of Grantor and HPGI and information it deemed material to making an informed investment decision. Grantor and its advisors, if any, have been afforded the opportunity to ask questions of Grantee and HPGI and its management. Grantor understands that its investment involves a high degree of risk. Grantor is in a position regarding HPGI , which, based upon employment, family relationship or economic bargaining power, enabled and enables Grantor to obtain information from Grantee and HPGI in order to evaluate the merits and risks of this investment. Grantor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

(h) Neither Grantor nor HPGI, nor any of their affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) in connection with the offer or sale of the Shares

(i) Grantor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with HPGI or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act).


                                   ARTICLE 6

                           Representations of Grantee
                           --------------------------

     Grantee hereby represents and warrants to Grantor as follows:

(a) Grantee has full legal power to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by Grantee to enter into this Agreement and to carry out the transactions contemplated hereby and thereby have been properly taken; and this Agreement constitutes a legal, valid and binding obligation of Grantee enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by Grantee in accordance with its terms will not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any encumbrance pursuant to, or require the consent of any third party or governmental authority.

(b) The authorized capital stock of HPGI consists of 250,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), of which approximately 65,000,000 shares of Common Stock are issued and outstanding as of the date hereof. Subsequent to the stock dividend, a total of approximately 130,000,000 shares of common stock will be issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable.


                                   ARTICLE 7

                                    Notices
                                    -------
     All communications, notices and disclosures required or permitted by this Agreement shall be in writing and shall be deemed to have been delivered at the earlier of the date (a) when delivered personally or by messenger or by overnight delivery service to an officer of the other party, (b) five days after being mailed by registered or certified United States mail, postage prepaid, return receipt requested, or (c) when received via telecopy, telex or other electronic transmission, in all cases addressed to the person for whom it is intended at his address set forth below or to such other address as a party shall have designated by notice in writing to the other party in the manner provided by this Article:

If to Grantor:  Current Energy Partners Corporation
                11038 North Highland Blvd, Suite 500
                Highland, UT  84003
                Fax:  (888) 867-0251
                Attn:  Brent M. Cook

                E-Mail: bcook@currentenergypartners.com
                ---------------------------------------

                Current Energy Partners Corporation
                11038 North Highland Blvd, Suite 500
                Highland, UT  84003
                Fax:  (888) 867-0251
                Attn:  Mark Skousen

                E-Mail: mskousen@currentep.com
                ---------------------------------------



If to Grantee:  High Plains Gas, LLC
                                     105 W. Lakeway Rd.
                Gillette, Wyoming   82718
                Phone: 307-686-5030
                Fax: (307) 682-7206
                Attn:  Joseph Hettinger

                E-Mail: Hettinger_joe@hotmail.com
                ---------------------------------------

                With a copy to:

                Cutler Law Group
                3355 W Alabama, Ste 1150
                Houston, TX 77098
                Phone:  (713) 888-0040
                Fax:  (800) 836-0714
                Attn:  M. Richard Cutler
                E-Mail:  rcutler@cutlerlaw.com

                (Any Party may change its address by giving the other Parties written notice of the new address in the manner set forth above.)

                                   ARTICLE 8
                                Attorneys' Fees

In the event of any action, arbitration, or proceeding at law or in equity between Grantor and Grantee to enforce any provision of this Agreement or to protect or establish any right or remedy of either party hereunder, the unsuccessful party shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees incurred therein by the prevailing party, and if the prevailing party recovers judgment in any action, proceeding, or arbitration, the costs, expenses and attorneys' fees shall be included in and as a part of the judgment.


                                   ARTICLE 9
                                 Miscellaneous
     (a) The rights and obligations of the Grantor and Grantee under this Agreement shall inure to the benefit of, and bind, their respective successors and assigns.

(b) Each party agrees to indemnify the other party from and against any brokers or finders fee or similar obligation incurred by the indemnifying party as a result of the negotiation or exercise of the Option.

(c) The captions used herein are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

(d) Time is of the essence with respect to each of the covenants and conditions contained in this Agreement.

(e) This Agreement shall be interpreted in accordance with and governed by the laws of the State of Nevada.

(f) This Agreement constitutes the entire agreement between Grantor and Grantee with respect to the subject matter hereof and supersedes all prior offers and negotiations, oral and written with respect to the subject matter hereof. This Agreement may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Grantor and Grantee.

(g) Grantee and Grantor agree to execute all documents and instruments reasonably required in order to consummate the terms and provisions herein contemplated.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Option Agreement as of the date first above written.

GRANTOR:

CURRENT ENERGY PARTNERS CORPORATION


By: /s/ Brandon Hargett
Its: Secretary Director



GRANTEE:

HIGH PLAINS GAS, LLC


By: /s/ Mark Hettinger
Its: Managing Member

                                  EXHIBIT A

                   FORM OF MEMBER INTEREST PURCHASE AGREEMENT

                       MEMBER INTEREST PURCHASE AGREEMENT
                       ----------------------------------

     This MEMBER INTEREST PURCHASE AGREEMENT is made as of ____________________, 2010, by and between Current Energy Partners Corporation, a Delaware corporation ("Seller"), and High Plains Gas, LLC, a Wyoming limited liability company ("Buyer").


                                    RECITALS
                                    --------


     WHEREAS, Seller owns a forty -nine percent (49%) member interest ("Seller Member Interest") in CEP -M Purchase, LLC, a Delaware limited liability company ("M Purchase"), which was formed pursuant to the CEP - M Purchase Operating Agreement dated as of August 8, 2010 ("Operating Agreement");

WHEREAS, Through conversion of a Convertible Note, Buyer either owns or will own upon conversion of the Convertible Note a fifty-one percent (51%) member interest in M Purchase;

WHEREAS, Seller desires to sell, and Buyer desires to purchase, the Seller Member Interest in M Purchase, all on the terms and subject to the conditions set forth herein; and

WHEREAS, Seller has previously granted an option to Buyer to purchase the Seller Member Interest, which option Buyer has exercised;

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:


                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

     When used in this Agreement, the following terms shall have the meanings specified:

1.1.     Affiliate
         ---------

shall mean, as to any person, any other person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person. For purposes of this definition, "control" (including, with correlative meanings, the terms "under common control with" and "controlled by"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting stock or other equity interests, by contract or otherwise.

1.2.     Agreement
         ---------

shall mean this Member Interest Purchase Agreement, together with the Exhibits and Schedules attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

1.3.     Assignment
         ----------

shall mean the Assignment of Member Interest in substantially the form of Exhibit B attached hereto.
---------

1.4.     Books and Records
         -----------------

shall mean original or true and complete copies of all of the books, records, files, data and information of Seller relating to M Purchase and/or the design, ownership, construction and operation of the M Purchase Assets prior to the Effective Time, including without limitation Plans and Specifications.

1.5.     Closing
         -------

shall mean the meeting of the parties to be held at 9:00 a.m., local time, on the Closing Date, at the offices of, or such other time and place as the parties may mutually agree in writing.

1.6.     Closing Date
         ------------

shall mean, 2010, or such other date as the parties may mutually agree in writing.

1.7.     Effective Time shall mean 12:01 a.m., Mountain Time, on the Closing
         --------------
Date.

1.8.     Marathon Assets
         ---------------

shall mean all assets owned by M Purchase and acquired in the acquisition from Pennaco Energy, a subsidiary of Marathon Oil Company and all assets related thereto.

1.9.     GAAP shall mean generally accepted accounting principles of the United
         ----
States as applied by Seller in a manner consistent with prior periods.

1.10.     Knowledge of Buyer shall mean the actual knowledge, after due inquiry,
          ------------------
of the Buyer.

1.11.     Knowledge of Seller shall mean the actual knowledge, after due
          -------------------
inquiry, of the Seller.

1.12.     Law shall mean any federal, state, local or other law or governmental
          ---
requirement of any kind, and the rules, regulations and orders promulgated thereunder.

1.13.     Lien shall mean any interest in property securing an obligation,
          ----
whether such interest is based on common law, statute or contract, and including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, any security interest or lien arising from a mortgage, claims, encumbrance, pledge, charge, easement, servitude, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall also include pledges, equities, charges, assessments, defects in title, encroachments and other burdens, and other title exceptions and encumbrances affecting property of any nature, whether accrued or unaccrued, or absolute or contingent.

1.14.     Loss shall have the meaning given to such term in Section8.1(a).
          ----                                              -------------

1.15.     Material Adverse Effect shall mean a material adverse effect on M
          -----------------------
Purchase, the Seller Member Interest, the business to be conducted by M Purchase or the ownership, maintenance and operation of the Marathon Assets.

1.16.     Permitted Liens shall mean Liens (but only for amounts not yet due and
          ---------------
payable) securing taxes, assessments or governmental charges or levies, Liens of an immaterial nature which could not reasonably be expected to have an adverse effect on the ownership, maintenance and operation of the M Purchase Assets.

1.17.     Purchase Consideration shall have the meaning given to such term in
          ----------------------
Section 2.2 hereof.

1.18.     Required Consents shall mean those consents, approvals and waivers
          -----------------
required from governmental authorities or other third parties that are necessary or required in order to transfer the Seller Member Interest to Buyer and otherwise give effect to the transactions contemplated herein (other than such consents, the failure of which to obtain, taken as a whole, could not reasonably be expected to have a Material Adverse Effect) and that are specifically identified on Schedule1.20 attached hereto.
              ------------

1.19.     Transaction Documents  shall mean:
          ---------------------

(a)     this Agreement;

(b)     the Assignment;

(c)     any Amendment to Operating Agreement; and

such other agreements and instruments as may be contemplated by this Agreement.

                                   ARTICLEII
                                   ---------

                               PURCHASE AND SALE
                               -----------------

2.1.     Purchase and Sale.  Buyer and Seller hereby agree that at the Closing,
         -----------------
and upon all of the terms and subject to all of the conditions of this Agreement, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall purchase and accept from Seller, the Seller Member Interest in M Purchase, free and clear of all Liens, except Permitted Liens.

2.2.     Purchase Consideration.  In consideration of Seller's sale, conveyance,
         ----------------------
transfer, delivery and assignment to Buyer of the Seller Member Interest, at the time of the Closing of this Agreement, Buyer shall (i) execute and deliver 12,250,000shares (25,000,000 shares if the proposed stock dividend has been
----------
completed) of common stock in High Plains Gas, Inc. a publicly traded entity, formerly known as Northern Explorations LTD (NXPN), , and (ii) pay to Seller in immediately available funds the sum of One Million Five Hundred Thousand Dollars ($1,500,000) .

2.3.     Operating Agreement.  Concurrently with the sale and purchase
         -------------------
contemplated by Section 2.1, Seller and Buyer shall enter into the Amendment to Operating Agreement in order to evidence the admission of Buyer as a member of M Purchase and the respective rights and obligations of the parties with respect to M Purchase.

2.4.     Deliveries at Closing.
         ---------------------

(a) By Seller to Buyer. At the Closing, in addition to the Seller Member Interest, Seller shall deliver the following items to Buyer, each properly executed and dated as of the Closing Date by Seller and in form and substance reasonably acceptable to Buyer:

(i) all Required Consents applicable to Seller in its own capacity and to Seller in its capacities as a member and manager of M Purchase;

(ii) a certificate of the corporate secretary of Seller as to such matters as may reasonably be requested by Buyer, and

(iii)     all  Transaction  Documents.

(b) By Buyer to Seller. At the Closing, Buyer shall deliver the Purchase Consideration and the following items to Seller, each properly executed and dated as of the Closing Date by Buyer and in form and substance reasonably acceptable to Seller:

(i) all Required Consents applicable to Buyer, in its own capacity and to Buyer in its capacity as a member of M Purchase,

(ii) a certificate of the manager of Buyer as to such matters as may reasonably be requested by Seller, and

(iii)     all  Transaction  Documents.

(iv)      Compensation Schedule of common stock outlined in Exhibit B

2.5.     Sales Tax Exemption.
         -------------------

To the extent applicable, at the Closing, Buyer will deliver to Seller appropriate and customary sales tax exemption certificates relating to the transfer of the Seller Member Interest contemplated hereby.


                                  ARTICLE III
                                  -----------
                    REPRESENTATION AND WARRANTIES OF SELLER
                    ---------------------------------------
     Seller represents and warrants to Buyer that:

3.1.     Corporate Standing.
         ------------------

Seller is a corporation duly organized and validly existing and in good standing under the laws of the state of Delaware. Seller has the power to own its property, and to execute, deliver and perform this Agreement and each of the Transaction Documents applicable to it, and to carry on its business as now being conducted. Seller is duly qualified to do business in and is in good standing as a foreign corporation authorized to do business under the laws of the State of Utah.

3.2.     Authorizations; Binding Agreements.
         ----------------------------------

The execution, delivery and performance of this Agreement and the other Transaction Documents by Seller and each conveyance, assignment, agreement, and other document herein contemplated to be executed by Seller, have been duly authorized by all necessary corporate action. This Agreement and the other Transaction Documents and the conveyances, assignments, agreements, and other documents herein contemplated to be executed, delivered and performed by Seller are, or will be upon execution, legal, valid and binding obligations of Seller, duly enforceable against Seller in accordance with their terms (subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws from time to time in effect relating to the rights and remedies of creditors as well as to general principles of equity). This Agreement and the other Transaction Documents and the conveyances, assignments, agreements, and other documents herein contemplated to be executed, delivered and performed by Seller (i) do not and will not result in any violation of, conflict with or default under the terms of any of Seller's organizational documents or the Operating Agreement (nor, to the Knowledge of Seller, does there exist any condition which upon the passage of time or the giving of notice would cause such violation, conflict or default), and (ii) subject only to the Required Consents, do not and will not result in any violation of, conflict with or default under any contract or any other material permit, lease, venture, indenture, mortgage, agreement, contract, judgment, order or other obligation or restriction to which Seller, M Purchase, the Marathon Assets or the conduct of the maintenance and operation of the M Purchase Assets may be bound or encumbered (nor, to the Knowledge of Seller, does there exist any condition which upon the passage of time or the giving of notice would cause such violation, conflict or default).



3.3.     No Actions Affecting Enforcement of the Agreement and the other
         ---------------------------------------------------------------
Transaction Documents.
---------------------

There are no actions, suits, or proceedings pending, or, to the Knowledge of Seller, threatened, against Seller or M Purchase in any court, or administrative governmental body or agency which will affect in any adverse manner the ability of Seller to execute, deliver and perform this Agreement and the other Transaction Documents. Subject only to the Required Consents and such consents which the failure to obtain could not reasonably be expected to have a Material Adverse Effect, Seller has obtained all permits, licenses, franchises, authorizations, variances, exemptions, concessions, leases, instruments, orders, consents or approvals of governmental entities and third parties necessary to execute, deliver and perform this Agreement and the other Transaction Documents.

3.4.     Taxes.
         -----

All tax returns and reports relating to M Purchase and the conduct of the construction, ownership, maintenance and operation of the M Purchase Assets required by Law (including all federal, state, and local property tax, severance and franchise tax Laws) to be filed by Seller prior to the Closing have been timely filed or will be caused to be timely filed, including those tax returns relating to periods prior to Closing that are not yet due, except for such returns and reports which the failure to file could not reasonably be expected to have a Material Adverse Effect on the M Purchase, the Seller Member Interest or the ownership, maintenance and operation of the M Purchase Assets. All taxes, assessments, fees, interest, penalties and other governmental charges relating to M Purchase, the Seller Member Interest or the conduct of the construction, ownership, maintenance and operation of the M Purchase Assets prior to Closing have been paid when due and payable or payment has been provided for, except for such taxes, assessments, fees, interest, penalties and other governmental charges which the failure to pay could not reasonably be expected to have a Material Adverse Effect on M Purchase, the Seller Member Interest or the construction, ownership, maintenance and operation of the M Purchase Assets.

3.5.     Brokers or Finders Fees.
         -----------------------

There is no obligation or liability, contingent or otherwise, for brokers or finders fees created by Seller with respect to the matters provided for in this Agreement and the other Transaction Documents. No obligation or liability for brokers or finders fees created by Seller with respect to the matters provided for in this Agreement and the other Transaction Documents shall be imposed upon Buyer, M Purchase, the Seller Member Interest or the M Purchase Assets.

3.6.     No Imposition of Liens.
         ----------------------

The execution, delivery and performance of this Agreement and the other Transaction Documents by Seller shall not result in the imposition of any Lien, other than Permitted Liens, upon M Purchase, the Seller Member Interest or any of the M Purchase Assets or by which the ownership, maintenance and operation of the M Purchase Assets may be bound or encumbered.

3.7.     Title.
         -----

(a) As of the date hereof, Seller owns, and as of the Effective Time, it will own, good, valid and marketable title to all of the Seller Member Interest, free and clear of any and all Liens, except for Permitted Liens. As of the Effective Time, good, valid and marketable title to the Seller Member Interest free and clear of all Liens, except for Permitted Liens, shall pass to Buyer.

 (b) The M Purchase Assets to the best of Seller's knowledge are as outlined in the Marathon Acquisition documents.

(c) As of the date hereof, M Purchase owns, and as of the Effective Time, it will own, good, valid and marketable title to all of the M Purchase Assets, free and clear of any and all Liens, except for Permitted Liens.

3.8.     Pending Litigation.
         ------------------

There are no actions, suits, arbitrations or proceedings currently pending or, to the Knowledge of Seller, threatened against Seller, M Purchase or the M Purchase Assets. There are no outstanding or unsatisfied judgments, orders or decrees to which Seller is bound.

3.9.     Compliance With Laws.
         --------------------

To the Knowledge of Seller, Seller and M Purchase are in compliance with all orders, writs, injunctions, decrees, judgments, rulings, Laws, rules or regulations of any governmental entity to which Seller, M Purchase and/or the M Purchase Assets are subject, the violation of which could reasonably be expected to have a Material Adverse Effect.

3.10.     Environmental Conditions.
          ------------------------

(a)     Definitions.  When used in this Section:
        -----------

(i) "Environmental Laws" shall mean all applicable laws (including common law), rules, orders, regulations, statutes, ordinances, codes, decrees and requirements of any Governmental Authority regulating, relating to or imposing liability standards of conduct concerning any Hazardous Materials or environmental protection.

(ii) "Governmental Authority" shall mean any federal, state, local, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case having jurisdiction over the applicable matter.

(iii) "Hazardous Materials" shall mean any solid waste, petroleum or petroleum product, hazardous material, hazardous waste, infectious medical waste, or hazardous or toxic substance defined or regulated as such in any Environmental Law.

(b)     Environmental Representations and Warranties:

(i) Seller represents that it has not managed Marathon Assets, operated the Marathon Assets or conducted business or other activities at or from the Marathon Asset properties in a manner that constituted or constitutes a violation of any applicable Environmental Law;

(ii) Seller represents that it has not received any notices or claims that it or M Purchase is a responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq., or any comparable state Environmental Law, in connection with the M Purchase Assets.

3.11.     Liabilities.
          -----------

Except for disclosed liabilities underlying any Permitted Liens, Seller and M Purchase have no liabilities which could reasonably be expected to have a Material Adverse Effect following the Closing, nor has any condition existed or any event occurred which could reasonably be expected to give rise to any such liability.

3.12.     Factual Representations.
          -----------------------

(a) Each of the material facts regarding Seller, M Purchase and/or the M Purchase Assets set forth in the due diligence information delivered to Buyer was true and correct as of the date on which it spoke and remains true and correct as of the date hereof unless superceded by subsequent disclosures.

(b) The information furnished by Seller to Buyer, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein statements not misleading.

3.13.     Member Interests.
          ----------------

There are no outstanding options in or other rights to acquire all or any portion of the Seller Member Interest or to Seller's knowledge, any interest in M Purchase. Seller is not in default of any of its obligations under the Operating Agreement. No event, act or omission has occurred that, with the passage of time or notice, or both, would constitute a default or breach by Seller under the Operating Agreement.

3.14.     No Defaults.
          -----------

Neither M Purchase nor Seller is in default under any instrument, and neither M Purchase nor Seller has received any notification to the effect that any contract, agreement or license relating to the Marathon Assets is not, or will not be, in full force and effect, and neither M Purchase nor Seller has received any notification of default, repudiation or disaffirmance from any other party thereto and has no reason to believe that any contract, agreement or license relating to the Marathon Assets will not be in full force and effect. Neither M Purchase nor Seller knows of any default by any other party to a contract, agreement or license relating to the Marathon Assets and no event of force majeure or similar excuse exists under any such contract, agreement or license.

3.15.     Employment Matters.
          ------------------

Neither Seller nor M Purchase is a party to any contract with any labor organization or has recognized or agreed to recognize any union or other collective bargaining unit. No union or other collective bargaining unit has been certified as representing any of the employees engaged in the operation of the business of M Purchase and neither Seller nor M Purchase has received any request from any person or entity for recognition as a representative of employees engaged in the operation of the business of M Purchase for collective bargaining purposes.


                                   ARTICLE IV
                                   ----------
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     Buyer hereby represents to Seller that:

4.1.     Organization and Standing.
         -------------------------

Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Wyoming and has the power to own its own property, and to execute, deliver and perform this Agreement and each of the Transaction Documents, and to carry on its business as now being conducted.

4.2.     Authorizations; Binding Agreements.
         ----------------------------------

The execution, delivery, and performance of this Agreement and the other Transaction Documents by Buyer and of each conveyance, assignment, agreement, and other document herein contemplated to be executed by Buyer have been fully authorized. This Agreement and the other Transaction Documents and the conveyances, assignments, agreements, and other documents herein contemplated to be executed, delivered and performed by Buyer are, or will be upon execution, legal, valid and binding obligations of Buyer, duly enforceable against Buyer in accordance with their terms (subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar Laws from time to time in effect relating to the rights and remedies of creditors as well as to general principles of equity). This Agreement and the other Transaction Documents and the conveyances, assignments, agreements, and other documents herein contemplated to be executed, delivered and performed by Buyer (i) do not and will not result in any violation of, conflict with or default under the terms of Buyer's organizational documents, and (ii) subject only to the Required Consents, do not and will not result in any violation of, conflict with or default under any material permit, lease, venture, indenture, mortgage, agreement, contract, judgment, order or other obligation or restriction to which Buyer is bound (nor, to the Knowledge of Buyer, does there exist any condition which upon the passage of time or the giving of notice would cause such violation, conflict or default).

4.3.     Brokers or Finders Fees.
         -----------------------

There is no obligation or liability, contingent or otherwise, for brokers or finders fees created by Buyer with respect to the matters provided for in this Agreement and the other Transaction Documents. No obligation or liability for brokers or finders fees created by Buyer with respect to the matters provided for in this Agreement and the other Transaction Documents shall be imposed upon Seller.

4.4.     No Action Affecting Enforcement of the Agreement and the other
         --------------------------------------------------------------
Transaction Documents.
---------------------

There are no actions, suits, or proceedings pending, or, to the Knowledge of Buyer, threatened, against Buyer in any court, or administrative governmental body or agency which will affect in any adverse manner the ability of Buyer to execute, deliver and perform this Agreement and the other Transaction Documents.


                                   ARTICLE V
                                   ---------
                     CERTAIN UNDERSTANDINGS AND AGREEMENTS
                     -------------------------------------

     5.1.     Reasonable Efforts.
              ------------------

Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable Law, and to obtain the Required Consents, necessary to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and members of each party to this Agreement shall take all such necessary action. Buyer and Seller will execute any additional instruments necessary to consummate the transactions contemplated hereby.


                                   ARTICLE VI
                                   ----------
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
                ------------------------------------------------

     Each and every obligation of Buyer to be performed on the Closing Date shall be subject to the satisfaction, prior to or at the Closing, of the following express conditions precedent:

6.1.     Compliance with Agreement.
         -------------------------

Seller shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

6.2.     Proceedings and Instruments Satisfactory.
         ----------------------------------------

All proceedings, corporate or other, to be taken by Seller in connection with the transactions contemplated by this Agreement, and all agreements, instruments, and other documents incident thereto, including, but not limited to the Transaction Documents shall be executed and delivered by the parties thereto on the Closing Date and be reasonably satisfactory in form and substance to Buyer.

6.3.     No Litigation.
         -------------

No investigation, suit, action or other proceedings (including, without limitation, any petition relating to Seller or M Purchase under the Bankruptcy Code or similar federal or state Law) shall be threatened or pending before any court or governmental agency that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or in connection with obligations to creditors.

6.4.     Representations and Warranties.
         ------------------------------

The representations and warranties made by Seller in this Agreement shall be true and correct in all respects (as to representations and warranties qualified or limited by the term "Material Adverse Effect," the word "material," or phrases of like import), and in all material respects (as to representations and warranties not so qualified or limited) as of the Closing Date with the same force and effect as though said representations and warranties had been made on the Closing Date.

                                  ARTICLE VII
                                  -----------
               CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
               -------------------------------------------------

     Each and every obligation of Seller to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing of the following express conditions precedent:

7.1.     Compliance with Agreement.
         -------------------------

Buyer shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

7.2.     Proceedings and Instruments Satisfactory.
         ----------------------------------------

All proceedings, corporate or other, to be taken by Seller in connection with the transactions contemplated by this Agreement, and all agreements, instruments, and other documents incident thereto, including, but not limited to the Transaction Documents shall be executed and delivered by the parties thereto on the Closing Date and be reasonably satisfactory in form and substance to Seller.

7.3.     No Litigation.
         -------------

No investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

7.4.     Representations and Warranties.
         ------------------------------

The representations and warranties made by Buyer in this Agreement shall be true and correct in all respects (as to representations and warranties qualified or limited by the term "Material Adverse Effect," the word "material," or phrases of like import), and in all material respects (as to representations and warranties not so qualified or limited) as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

7.5.     Access to Books, Records and Employees.
         --------------------------------------

From and after the date of the Agreement, Seller will authorize and permit Buyer and its respective representatives to have access during normal business hours, upon reasonable notice and for reasonable purposes and in such manner as will not unreasonably interfere with the conduct of Seller's business, to Books and Records within the control of Seller that relate to the M Purchase and/or the Marathon Assets, and to all books and records, files, documents and other correspondence related to M Purchase and/or the Marathon Assets prior to the Effective Time, which are not included among the Books and Records. Seller agrees to maintain all books, records, files, documents and other correspondence related to M Purchase and/or the Marathon Assets prior to the Effective Time in accordance with its respective normal document retention practices after the Closing Date.


                                  ARTICLE VIII
                                  ------------
                                  TERMINATION
                                  -----------
     8.1.     Termination.
              -----------

This Agreement may be terminated and the transactions contemplated hereby may be abandoned as follows: (a) at any time prior to the Closing Date by mutual written agreement between Seller and Buyer; or (b) by Seller if the Effective Time shall not have occurred on or before January 31, 2011; provided, however,
                                                            --------  -------
that the right to terminate this Agreement pursuant to this clause (b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur prior to such date.

8.2.     Rights on Termination; Waiver.
         -----------------------------

(a)     If  this  Agreement  is  terminated pursuant to Section 8.1, all further
                                                        -----------
obligations of the parties under or pursuant to this Agreement shall be terminated.

                                   ARTICLE IX
                                 MISCELLANEOUS

9.1.     Entire Agreement; Amendment.
         ---------------------------

This Agreement and the documents referred to herein and to be delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein or therein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The representations and warranties of each party hereto shall be deemed to be material and to have been relied upon by the other party.

9.2.     Expenses.
         --------

Except as otherwise specifically provided herein, each of the parties hereto shall pay the fees and expenses of their respective counsel, accountants and other experts and the other expenses incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby.

9.3.     Governing Law; Consent to Jurisdiction.
         --------------------------------------

This Agreement shall be construed and interpreted according to the laws of the State of Nevada, without regard to the conflicts of law rules thereof. Either party hereto may make service on the other party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.5 hereof.
                                      ------------

9.4.     Assignment.
         ----------

Buyer may assign its rights and obligations under this Agreement upon the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed.

9.5.     Notices.
         -------

All communications, notices and disclosures required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date (a) when delivered personally or by messenger or by overnight delivery service to an officer of the other party, (b) five days after being mailed by registered or certified United States mail, postage prepaid, return receipt requested, or (c) when received via telecopy, telex or other electronic transmission, in all cases addressed to the person for whom it is intended at his address set forth below or to such other address as a party shall have designated by notice in writing to the other party in the manner provided by this Section:

If to Seller:  Current Energy Partners Corporation
               11038 North Highland Blvd, Suite 500
               Highland, UT  84003
               Fax:  (888) 867-0251

               Phone:  801-361-6490
               Attn:  Brent M. Cook


If to Buyer:   High Plains Gas, LLC (formerly Northern Exploration)
               a publicly traded entity
               105 W. Lakeway Rd.
               Gillette, WY  82718
               Fax: (307) 682-7206
               Attn:  Mark Hettinger

               Copy to:

               Cutler Law Group
               3355 W Alabama, Ste 1150
               Houston, TX 77098
               Phone:  (713) 888-0040
               Fax:  (800) 836-0714
               Attn:  M. Richard Cutler

9.6.     Counterparts; Headings.
         ----------------------

This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

9.7.     Interpretation.
         --------------

Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders. All references to contracts, agreements, leases or other understandings or arrangements shall refer to oral as well as written matters. The specificity of any representation or warranty contained herein shall not be deemed to limit the generality of any other representation or warranty contained herein.

9.8.     Severability.
         ------------

If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

9.9.     No Reliance.
         -----------

No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement. Buyer and Seller assume no liability to any third party because of any reliance on the representations, warranties and agreements of Buyer or Seller contained in this Agreement. Nothing contained in this Agreement shall be construed as creating a partnership or joint venture or any agency relationship between the parties hereto, or any other relationship other than buyer and Seller as provided herein.

9.10.     Parties in Interest.
          -------------------

This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

9.11.     Specific Performance.
          --------------------

The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

               [Remainder of this page intentionally left blank.]

  IN WITNESS WHEREOF, each party hereto has caused this Purchase Agreement to be executed in its name by a duly authorized officer as of the day and year first above written.


     Current  Energy  Partners  Corporation




By:  __________________________________
Its:  __________________________________


High  Plains  Gas,  LLC.




By:  __________________________________
Its:  __________________________________

                                  Exhibit B-3

     EXHIBIT  B

                                LOCKUP AGREEMENT
                                ----------------

     THIS AGREEMENT (this "Agreement") is made and entered as of October 31, 2010 by and between High Plains Gas, Inc., a Nevada corporation ("HPGI") and Current Energy Partners Corporation, a Delaware corporation ("HPGI Shareholder").

                                    RECITALS
                                    --------

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

     1.     Intent  of  Parties.  The  HPGI  Shareholder  may acquire 12,250,000
            -------------------
shares of HPGI (25,000,000 in the event the proposed forward stock dividend is completed) (the "HPGI Shares") in connection with that certain Option Agreement of even date herewith (the "Option Agreement") It is the intent of HPGI and the HPGI Shareholder that the HPGI Shares shall be freely transferable except as provided in this Agreement or otherwise as required by applicable Federal and State securities laws and regulations.

     2.     RestrictionPeriod.  For a period of twenty four months from the date
            -----------------
of acquisition of the HPGI Shares, the HPGI Shareholder shall not sell, transfer, assign, convey, donate, pledge, encumber, alienate, or in any way dispose of (collectively "Sell") any of the HPGI Shares or any portion, right or interest therein, except in compliance with the terms and conditions of this Agreement. Any purported or attempted transfer or assignment, whether voluntary or involuntary, of any HPGI Shares in the Company in violation of this Agreement shall be null and of no legal effect.

     3     Schedule Permitted Transfers.  Notwithstanding any provisions of this
           ----------------------------
Agreement to the contrary, the HPGI Shareholder shall be permitted to Sell (each, a "Permitted Sale"): On the date which is six months after issuance and deliver of the HPGI Shares, upon compliance with, preparation, filing and clearing of appropriate documents required under Rule 144, and on the first date of each month thereafter until the date of termination of this Agreement, the greater of 10,000 shares per day or (i) that number of shares calculated by the total of 2% of the prior days trading volume (i.e., if the prior days trading volume is 1,000,000 shares, then the HPGI Shareholder shall be entitled to sell 20,000 shares on that day). The HPGI Shareholder acknowledges that no sales may occur at a posted bid price on the stock.

     4.     Representations  and  Warranties  ofHPGI  Shareholder.  The  HPGI
            -----------------------------------------------------
Shareholder represents and warrants to and agrees with HPGI and the other HPGI Shareholders that:

     (a) This Agreement has been duly authorized, executed and delivered by the HPGI Shareholder. This Agreement constitutes the valid, legal and binding obligation of the HPGI Shareholder, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally; and

     (b) The consummation of the transactions contemplated hereby will not result in any breach of the terms or conditions of, or constitute a default under, any agreement or other instrument to which the HPGI Shareholder is party, or violate any order, applicable to such Finder, of any court or federal or state regulatory body or administrative agency having jurisdiction over Finder or over any of its property, and will not conflict with or violate the terms of the HPGI Shareholders' current employment.

     5.     Representation,  Warranties,  Covenants and Agreements ofHPGI.  HPGI
            -------------------------------------------------------------
represents,  warrants,  covenants  to and agrees with the HPGI Shareholder that:

     (a) This Agreement has been duly authorized, and executed by HPGI. This Agreement constitutes the valid, legal and binding obligation of HPGI, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally.

     (b) HPGI has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation and has all requisite power and authority to conduct its business.

     6.     Parties. This Agreement shall inure to the benefit of and be binding
            -------
upon HPGI and the HPGI Shareholder, and their respective affiliates, officers, directors, registered representatives, employees and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement.

     7.     Attorney's  Fees.  If  any  party  fails  to  perform  any  of  its
            ----------------
obligations hereunder, or if a dispute arises concerning the meaning of interpretation of any provision of this Agreement, the defaulting party or the party not prevailing such in dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights under, including, without limitation, court costs and reasonable attorneys' fees.

     8.     Governing Law and Supersession.  This Agreement shall be governed by
            ------------------------------
and construed and interpreted in accordance with the laws of the State of Nevada and shall supersede any previous agreements, written or oral, expressed or implied, between the parties relating to the subject matter hereof.

     9.     Notices.  All  notices or other communications hereunder shall be in
            -------
writing and shall be deemed given when delivered in accordance with the terms of the Option Agreement.

     10.     No  Partnership;  Survival  or  Representations.  Nothing  herein
             -----------------------------------------------
contained shall be construed to constitute an association, partnership, unincorporated business or any other entity between HPGI and the HPGI Shareholder.

     11.     Validity  of  Agreement.  The  invalidity  of  any  portion of this
             -----------------------
Agreement  shall  not  affect  the  validity  of  the  remainder  thereof.

     12.     Entire  Agreement.  This  Agreement,  together  with  the  Option
             -----------------
Agreement, constitutes the entire agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations between the parties with respect to the subject matter of this Agreement. No amendment or addition to, or modification of, any provision contained in this Agreement shall be effective unless fully set forth in writing signed by all of the parties hereto.

     13.     Further Assurances.  Each of the parties hereto agrees on behalf of
             ------------------
such party, his or its successors and assigns, that such party will, without further consideration, execute, acknowledge and deliver such other documents and take such other action as may be necessary or convenient to carry out the purposes of this Agreement.

14.     Counterparts.  This  Agreement  may  be  executed  in  two  or  more
        ------------
counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

"HPGI"

High  Plains  Gas,  Inc.,  a  Nevada  corporation

By:__________________________________

Mark  D.  Hettinger,  President  and  CEO

"HPGI  Shareholder"

Current  Energy  Partners,  Inc.,  a  Delaware  corporation

By:__________________________________